First Quarter Earnings Call  May 2, 2008  Exhibit 99.2

 Cautionary Statements And Factors That  May Affect Future Results  Any statements made in this presentation about future operating results or other future events are forward-looking statements under the Safe Harbor Provisions of the Private  Securities Litigation Reform Act of 1995.  Actual results may differ materially from such forward-looking statements. A discussion of  factors that could cause actual results or  events to vary is contained in the Appendix to this presentation and in the Company’s SEC  filings.  1

 Agenda  • First Quarter 2008 Earnings and  Review of 2008 and 2010  Earnings Forecast and Outlook  • First Quarter Segment Results  and Financial Overview  • Operational Review  • Q&A  J. H. Miller  P. A. Farr  W. H. Spence  2

 First Quarter Results  Earnings from Ongoing Operations  Per  share  $0.65 $0.61  $0.00  $0.50  $1.00  1Q 2007 1Q 2008  3  Note: See Appendix for the reconciliation of reported earnings and earnings from ongoing operations.  Per  share  $0.52  $0.69  $0.00  $0.50  $1.00  1Q 2007 1Q 2008  Reported Earnings

 $2.00  $2.50  $3.00  $3.50  $4.00  $4.50  $5.00  2007A* 2008* 2010  Strong Long-Term Earnings Growth  Forecast  4  *Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  $2.60  $2.35  $2.45  $4.00  $4.60  Per Share

 Pennsylvania Update  • Legislative discussions continuing in four areas:  – Demand management, conservation  – Procurement  – Rate Mitigation  – Energy Independence fund  • PPL efforts  – Continuing discussions with legislators, regulators,  administration, other utilities --many areas of  agreement  – One-half of 2010 needs now under contract  – Phase-in plan approval delayed  5

 Ongoing Earnings Overview  $(0.04)$0.65$0.61Total  0.080.180.26International Delivery  0.010.150.16Pennsylvania Delivery  $(0.13)$0.32$0.19Supply  Change  Q1  2007  Q1  2008  6  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Supply Segment  Earnings Drivers  (0.03)O&M  (0.08)Synfuel  0.01Income taxes and other  $0.192008 EPS – Ongoing Earnings  (0.13)Total  (0.01)Margins – West  $(0.02)Margins – East  $0.322007 EPS – Ongoing Earnings  1st Quarter  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  7

 Pennsylvania Delivery Segment  Earnings Drivers  $0.162008 EPS – Ongoing Earnings  0.01Total  (0.02)O&M  $0.03Delivery Margins  $0.152007 EPS – Ongoing Earnings  1st Quarter  8  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 International Delivery Segment  Earnings Drivers  (0.03)Latin American Operations  $0.262008 EPS – Ongoing Earnings  0.08Total  0.05Income Taxes & Other  0.02O&M  $0.04Delivery Margins  $0.182007 EPS – Ongoing Earnings  1st Quarter  9  Note: See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.

 Expected 2008 Earnings Contributions  10  * Earnings from ongoing operations – See Appendix for the per share reconciliation of reported earnings and earnings from ongoing operations.  **Midpoint of forecast  $2.00  $2.25  $2.50  $2.75  $3.00  2007A*  $2.60  Energy  Margins  $0.10 Net Impact  of Asset  Divestiture  ($0.08)  O&M  $0.04  International  Tax Benefit  ($0.08)  $2.40**  Depreciation  ($0.05)  Delivery  Margins  $0.06  Synfuels  ($0.18)  Other  ($0.01)  Per Share  2008E*

 $2.00  $3.00  $4.00  $5.00  2008E* 2010E  Expected 2010 Earnings Contributions  11  * Earnings from ongoing operations – See Appendix for the per share reconciliation of report earnings and earnings from ongoing operations  ** Midpoint of forecast  $2.40**  Increased  Energy  Margins  $2.28  $4.30**  Increased  O&M  $(0.15)  Increased  Interest  $(0.10)  Increased  Depreciation  $(0.07) Other  $(0.06)  Per Share

 Cash Flow Forecast  Millions  ($200)  $0  $200  $400  $600  $800  $1,000  2007A 2008E 2009E 2010E  Free cash flow before dividends  12  Note: See Appendix for the reconciliation of cash flow measures.

 $0.82  $0.92  $1.00  $1.10  $1.22  $1.34  $0.00  $0.25  $0.50  $0.75  $1.00  $1.25  $1.50  2004 April  2005  October  2005  2006 2007 2008  $/Share  Annualized  Continued Dividend Growth  713

 PPL EU Completed Third RFP for 2010  14  • Solicitation for 850 MWs of residential and small  commercial and industrial load  • 50% of 2010 expected load now under contract  • PUC approval of winning bids received March  27, 2008  • Prices contracted in the third auction were about  $3/MWH higher than the previous auction  • Fourth solicitation bids due September 29, PUC  approval expected October 2

 Scrubbers Expected to be Completed  on Budget and on Schedule  Q2-09Brunner Island 1 & 2  Q4-08Brunner Island 3  Being commissioned Montour 1  In Service 3/8/2008 Montour 2  Scheduled In-Service Dates  December, 2006 March, 2008  Montour Scrubber Construction  1115

 Expansion of Generation Portfolio  • Agreed to acquire long-term tolling  agreement of 664 MW natural-gas  combined-cycle plant in PJM  • Susquehanna Unit 1 uprate, phase 1, is  now completed  • Progressing on other previously  announced uprate projects  • Investing in renewable energy projects  16

 Nuclear Development Schedule  Late 2008 (Estimate)Order Long Lead-Time Materials  2016 to 2018 (Estimate)Commercial Operation  2011 (Estimate)Begin Construction  2011 (Estimate)NRC Approval of COLA  2009Early Site Work  Sept. 2008Submit DOE Loan Application  Sept. 2008Submit COLA  13PPL has not yet decided to move forward with construction.  17

 RPM Update  • In April 2008, FERC denied PJM request to increase CONE price in capacity pricing formula beginning with the 2011/2012 RPM auction  • FERC issued a separate April 2008 order regarding Duquesne, which stated that PJM may grant network transmission rights to capacity resources in the Duquesne zone for 2011/2012 RPM auction  • On April 29, PPL, CEG and MIR filed with FERC requesting clarification of the Duquesne order  • The impact of including Duquesne’s capacity resources is expected to reduce capacity prices for 2011/2012RPM auction in May 2008 and possibly future auctions  • There could be an offsetting positive impact on heat rates  18

 Hedge and Supply Update • Recent supply and demand events have produced higher coal prices  • PPL consumes approximately 9.2 million tons of coal in the east, and 3.3 million tons of coal in  the west  – In the west, 100% hedged 2008-2010  – In the east, 89% hedged 2008-2010  • Our 1,600 fleet rail cars have been helpful in maintaining our deliveries  • Evaluating options to blend other coal sources at eastern units  19

 Current Hedge Positions -Electricity and Fuel  20  2008 2009 2010  Electricity Sales  East 98% 97% 66%  West 100% 81% 66%  Total 99% 94% 66%  Uranium 100% 100% 100%  Coal  East 99% 91% 77%  West 100% 100% 100%  Total 99% 93% 83%  Average Delivered  Coal Price Increase 10%-15% 10%-15% 3%-7%  Note: As of 3/31/2008

 Key Driver of Fleet Value: Open EBITDA  21  2010E  Generation Output -millions of MWH 56.2  Implied Gross Margin -millions * 3,698 $  O&M -millions (814) $  Open EBITDA -millions $ 2,884  Below-Market Value of Hedges -millions * (240) $  * Based on forward market prices as of March 31, 2008 ppl

 Market Prices  EAST   PJM  On-Peak  Off-Peak  ATC (3)   WEST   Mid-Columbia   On-Peak  Off-Peak  ATC (3)   GAS (4)  NYMEX  TZ6NNY   PJM MARKET  HEAT  RATE (5)   Actual Forward (1) At 10/2007(2)  2007 2008 2009 2010 2010  9.4  $7.78  $6.86  $51  $45  $57  $57  $43  $73  8.8  $9.04  $8.08  $60  $53  $67  $64  $51  $79  8.58.48.4  $10.20$10.93$10.92  $9.04$9.74$9.87  $68$71$71  $60$62$63  $75$78$78  $72$76$76  $59$62$61  $87$91$92   (1) Market prices based on the average of broker quotes as of 3/31/2008.  (2) Prices at 10/2007 when 2010 earnings forecast of $4.00-$4.60 was developed.  (3) 24-hour average.  (4) NYMEX and TZ6NNY forward gas prices on 3/31/2008.  (5) Market Heat Rate = PJM on-peak power price divided by TZ6NNY gas price.  A-1

 PPL Supply Business Overview  2008E  Production GWH  A-2  Gas/Oil  33%  Coal  37%  Nuclear  19%  Hydro8%  QFs 3%  2008E  Installed Capacity MW  Gas/  Oil  8%  Coal  54%  Nuclear  31%  Hydro  7%

 Key Drivers/Challenges Through 2010 and Beyond  • Increased prices for POLR sales  • Expiration of supply contracts remarketed at current forward prices  • Power plant uprates and planned levels of equivalent  availability of generation  • Net economic benefits from the installation of scrubbers  at the Montour and Brunner Island coal-fired power plants  • Continued growth of marketing and trading activities  • Increased fuel and O&M costs  • Cost of compliance with evolving environmental regulation  • Stable electricity regulatory environment at Federal and State levels  A-3

 Summary of Completed RFP’s  Small Commercial and  Residential Customers   Industrial Customers   Round 1 (July 2007)  Retail Price Per MWH $101.77 $105.11  Round 2 (October 2007)  Retail Price Per MWH $105.08 $105.75  Round 3 (March 2008)  Retail Price Per MWH $108.80 $108.76  Average  Retail Price Per MWH  Increase in 2010  $105.22  34.4%  $106.54  23.8% to 42.8%   A-4

 62.00  64.00  66.00  68.00  70.00  72.00  74.00  76.00  1-Jan4-Jan7-Jan10-Jan13-Jan16-Jan19-Jan22-Jan25-Jan28-Jan31-Jan3-Feb6-Feb9-Feb12-Feb15-Feb18-Feb21-Feb24-Feb27-Feb1-Mar4-Mar7-Mar10-Mar13-Mar16-Mar19-Mar22-Mar25-Mar  7.00  7.50  8.00  8.50  9.00  9.50  10.00  $/MWH  2008 PJM Power & Natural Gas Prices  West Hub 2010 ATC  Power  2010 NYMEX Natural Gas  $/MMBtu  9 A-5  3/24 – Bids due for PPL  EU 3rd RFP

 0 20 40 60 80 100 120  2009  2009  2010  $/MWH  Shaped Energy & Capacity Including Congestion Other Adders Line Losses GRT  Load-following Components Example  A-6  Total  $105 $82.00*  $45.47 Total  $51.23  * Shaped price based on $63/MWH ATC energy price, $150/MW-Day capacity price, and congestion.  $48.29 Total  $54.41  Residential and Small C&I  Residential and Small C&I  All Customers  50.20  $10  Volumetric  Risk  Credit Ancillary  Green  $8 $5

 PPL’s Generation Portfolio  Total Domestic Generation: 11,358 MW  Planned Uprate Projects:  331 MW  * Reflects reduction of 60 MW expected loss due to increased  plant usage during scrubber operation.  A-7  Coal 3,483*  Nuclear 2,117  Oil 1,716  Gas 1,582  Hydro 343  CTs 474  QFs 356  East 10,071 MW*  Coal 683  Hydro 604  West 1,287 MW  Coal Uprate (2008) 6  Hydro Uprate (2011) 28  Nuclear Uprate (2008-2010) 143  Hydro Uprate (2009, 2011) 128  Coal Uprate (2008-2009) 26  *

 Reconciliation of Cash from Operations  to Free Cash Flow before Dividends  (Millions of Dollars)  A-8  $972 $153 ($29) $513Free Cash Flow before Dividends  (65) 74 66 937 Other Investing Activities-net  (1,490) (1,456) (1,609) (1,685) Capital Expenditures  --(310) (310) Transition Bond Repayment   Increase/(Decrease) in cash due to:  $2,527 $1,535 $1,824 $1,571 Cash from Operations  2010 2009 2008 2007  Note: 2007 free cash flow before dividends includes the net proceeds from the disposition of Latin American and domestic  telecommunication operations. 2008 forecast includes expected net proceeds from the disposition of gas and propane businesses,  as well as the investment in the Ironwood tolling agreement.

 Millions  $1,043 $1,030  $824 $750 $692  $514  $302 $281  $305 $404 $521  $511  $340 $298  $327 $336 $343  $351  $0  $400  $800  $1,200  $1,600  $2,000  2007A 2008E 2009E 2010E 2011E 2012E  Supply PA Delivery International Delivery  $1,685  $1,556  $1,376  $1,490$1,456  $1,609  Capital Expenditures by Segment  A-9

 Reconciliation of First Quarter Reported  Earnings and Earnings from Ongoing Operations  A-10  (Millions of Dollars)  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending March 31, 2008  Reported earnings $102 $60 $98 $260  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 50 50  Synfuel tax adjustment (13) (13)  Colstrip groundwater litigation (5) (5)  32 32  Earnings from ongoing operations $70 $60 $98 $228  Qtr. Ending March 31, 2007  Reported earnings $117 $58 $28 $203  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 10 10  PJM billing dispute (1) (1)  Sale of Latin American businesses (40) (40)  Sale of domestic telecommunication operations (18) (18)  (9) (40) (49)  Earnings from ongoing operations $126 $58 $68 $252  Change excluding special items ($56) $2 $30 ($24)

 Reconciliation of First Quarter Reported  Earnings and Earnings from Ongoing Operations  A-11  Pennsylvania International  Supply Delivery Delivery Total  Qtr. Ending March 31, 2008  Reported earnings $0.27 $0.16 $0.26 $0.69  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.13 0.13  Synfuel tax adjustment (0.04) (0.04)  Colstrip groundwater litigation (0.01) (0.01)  0.08 0.08  Earnings from ongoing operations $0.19 $0.16 $0.26 $0.61  Qtr. Ending March 31, 2007  Reported earnings $0.30 $0.15 $0.07 $0.52  Special Items:  MTM adj's from energy-related, non-  trading economic hedges 0.03 0.03  Sale of Latin American businesses (0.11) (0.11)  Sale of domestic telecommunication operations (0.05) (0.05)  (0.02) (0.11) (0.13)  Earnings from ongoing operations $0.32 $0.15 $0.18 $0.65  Change excluding special items ($0.13) $0.01 $0.08 ($0.04)  (Dollars Per Share)

 Reconciliation of PPL’s Reported Earnings and  Earnings from Ongoing Operations  High Low  2008 2008 2007 2006  Per Share Earnings from Ongoing Operations $2.45 $2.35 $2.60 $2.25  Special items (net of taxes):  economic hedges 0.13 0.13 0.08 (0.03)  Reversal of cost recovery - Hurricane Isabel (0.02)  Impairment of synfuel-related assets (0.01)  Sale of interest in Griffith (0.04)  Reduction in Enron reserve 0.03  Off-site remediation of ash basin leak 0.02  PJM billing dispute 0.01  Realization of benefits related to Black Lung Trust  assets 0.05  Susquehanna workforce reduction (0.01)  Impairment of nuclear decom. trust investments (0.01)  Sale of Latin American businesses 0.67  Sale of domestic telecommunication operations (0.06)  Sale of gas and propane businesses (0.11)  Settlement of Wallingford cost-based rates 0.09  Impairment of certain transmission rights (0.04)  Change in U.K. tax rate 0.14  Workforce reductions (0.02)  Synfuel tax adjustment (0.04) (0.04)  Colstrip ground water litigation (0.01) (0.01)  0.08 0.08 0.75 (0.01)  Reported Earnings Per Share $2.53 $2.43 $3.35 $2.24  Note: Per share amounts are based on diluted shares outstanding.  Forecast  MTM adj's from energy-related, non-trading  Actual  A-12

Credit Ratings

	Moody's	Standard & Poor's	Fitch
PPL Corporation			
Issuer Rating	Baa2	BBB	BBB
Outlook	STABLE	STABLE	STABLE
PPL Energy Supply			
Issuer Rating		BBB	BBB
Tax-Exempt Bonds*	Aaa	AAA	
Senior Notes	Baa2	BBB	BBB+
Commercial paper	P-2	A-2	F-2
Outlook	STABLE	STABLE	STABLE
PPL Capital Funding			
Issuer Rating			BBB
Senior Unsecured Debt	Baa2	BBB-	BBB
Subordinated Debt	Baa3	BB+	BBB-
Outlook	STABLE	STABLE	STABLE
PPL Electric Utilities			
Issuer Rating	Baa1	A-	BBB
First Mortgage Bonds	A3	A-	A-
Tax-Exempt Bonds**	Aaa/Baa1***	AAA/A	
Senior Secured Debt	A3	A-	A-
Commercial Paper	P-2	A-2	F-2
Preferred Stock	Baa3	BBB	BBB
Preference Stock	Baa3	BBB	BBB
Outlook	STABLE	STABLE	STABLE

* Letter of Credit-Backed Security
** Insured Security
*** Ratings may differ for each issuance due to differences on Bond Insurer Ratings

A-13

ppl

Credit Ratings (cont.)

	Moody's	Standard & Poor's	Fitch
PPL Transition Bond Co.			
Transition Bonds	Aaa	AAA	AAA
PPL Montana			
Pass-Through Certificates	Baa3	BBB-	BBB
Outlook	STABLE	STABLE	
WPD Holdings Limited			
Issuer Rating	Baa3	BBB-	BBB-
Senior Unsecured Debt	Baa3	BBB-	BBB
Commercial Paper		A-3	
Outlook	STABLE	STABLE	STABLE
WPD Holdings LLP			
Issuer Rating		BBB-	BBB
Commercial Paper		A-3	
Outlook		STABLE	STABLE
Western Power Distribution (South Wales) PLC			
Issuer Rating		BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper		A-2	F2
Outlook	STABLE	STABLE	STABLE
Western Power Distribution (South West) PLC			
Issuer Rating	Baa1	BBB+	BBB+
Senior Unsecured Debt	Baa1	BBB+	A-
Commercial Paper	P-2	A-2	F2
Outlook	STABLE	STABLE	STABLE

A-14

ppl

Forward-Looking Information Statement  Statements contained in this presentation, including statements with respect to future earnings, energy prices, margins, sales  and supply, marketing performance, growth, revenues, expenses, rates, regulation, cash flows, credit profile, financing,  dividends, business disposition, corporate strategy, capital additions and expenditures, and generating capacity and  performance, are “forward-looking statements” within the meaning of the federal securities laws. Although PPL Corporation  believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these  statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in  the statements. The following are among the important factors that could cause actual results to differ materially from the  forward-looking statements: market demand and prices for energy, capacity and fuel; weather conditions affecting generation  production, customer energy usage and operating costs; competition in retail and wholesale power markets; liquidity of  wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity, including access to  capital markets and credit facilities of PPL Corporation and its subsidiaries; new accounting requirements or new  interpretations or applications of existing requirements; operation and availability of existing generation facilities and operating  costs; transmission and distribution system conditions and operating costs; current and future environmental conditions and  requirements and the related costs of compliance, including environmental capital expenditures and emission allowance and  other expenses; significant delays in the planned installation of pollution control equipment at certain coal-fired generating  units in Pennsylvania due to weather conditions, contractor performance or other reasons; development of new projects,  markets and technologies; performance of new ventures; asset acquisitions and dispositions; political, regulatory or economic  conditions in states, regions or countries where PPL Corporation or its subsidiaries conduct business; any impact of  hurricanes or other severe weather on PPL and its subsidiaries, including any impact on fuel prices; receipt of necessary  governmental permits, approvals and rate relief; new state, federal or foreign legislation, including new tax legislation; state,  federal and foreign regulatory developments; any impact of state, federal or foreign investigations applicable to PPL  Corporation and its subsidiaries and the energy industry; capital markets conditions, including changes in interest rates, and  decisions regarding capital structure; stock price performance of PPL Corporation; the market prices of equity securities and  the impact on pension costs and resultant cash funding requirements for defined benefit pension plans; securities and credit  ratings; disposition proceeds; foreign currency exchange rates; the outcome of litigation against PPL Corporation and its  subsidiaries; potential effects of threatened or actual terrorism or war or other hostilities; and the commitments and liabilities of  PPL Corporation and its subsidiaries. Any such forward-looking statements should be considered in light of such important  factors and in conjunction with PPL Corporation’s Form 10-K and other reports on file with the Securities and Exchange  Commission.  A-15

 Definitions of Financial Measures  A-16  “Earnings from ongoing operations” excludes the impact of special items. Special items include charges, credits or gains  that are unusual or non-recurring and the mark-to-market impact of energy-related, non-trading economic hedges. The  mark-to-market impact of these hedges is economically neutral to the company because the mark-to-market gains or losses  on the energy hedges will reverse as the hedging contracts settle in the future. Earnings from ongoing operations should not  be considered as an alternative to reported earnings, or net income, which is an indicator of operating performance  determined in accordance with generally accepted accounting principles (GAAP). PPL believes that earnings from ongoing  operations, although a non-GAAP measure, is also useful and meaningful to investors because it provides them with PPL’s  underlying earnings performance as another criterion in making their investment decisions. PPL’s management also uses  earnings from ongoing operations in measuring certain corporate performance goals. Other companies may use different  measures to present financial performance.  “Free cash flow before dividends” is derived by deducting capital expenditures and other investing activities-net, as well as  the repayment of transition bonds, from cash flow from operations. Free cash flow before dividends should not be  considered as an alternative to cash flow from operations, which is determined in accordance with GAAP. PPL believes that  free cash flow before dividends, although a non-GAAP measure, is an important measure to both management and  investors since it is an indicator of the company’s ability to sustain operations and growth without additional outside  financing beyond the requirement to fund maturing debt obligations. Other companies may calculate free cash flow before  dividends in a different manner.